UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2016

HEMISPHERE MEDIA GROUP, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or other jurisdiction of Incorporation)	001-35886 (Commission File Number)	80-0885255 (I.R.S. Employer Identification Number)

4000 Ponce de Leon Boulevard
Suite 650
Coral Gables, FL 33146
(Address of principal executive offices) (Zip Code)

(305) 421-6364
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On June 8, 2016 (“Effective Date”), Hemisphere Media Group, Inc. (the “Company”) entered into a Stock Repurchase & Lock-Up Agreement (the “Agreement”) with Luxor Capital Group, LP, a Delaware limited partnership, and the other parties named therein (collectively, the “Seller”), pursuant to which the Company agreed to purchase 2,800,000 shares of Class A common stock, par value $0.0001 per share, of the Company (“Class A common stock”) from the Seller for $10.50 per share, equal to an aggregate purchase price of $29,400,000 (“Purchase Price”).  The Company funded the Purchase Price with cash on hand.

Additionally, in connection with the execution of the Agreement, the Seller entered into a lock-up agreement with the Company and agreed to refrain from buying, selling, or engaging in hedging transactions with respect to shares of the Company’s Class A common stock, or derivative securities thereof, during the period beginning from the Effective Date and continuing to and including the six (6) month anniversary of the Effective Date.

The Agreement is attached hereto as Exhibit 10.1 and is incorporated in this Item 1.01 by reference. The description of the Agreement contained herein is qualified in its entirety by reference to the Agreement filed herewith.

Item 7.01.  Regulation FD Disclosure

On June 8, 2016, the Company issued a press release announcing the Company’s entry into the Agreement.   A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

The information included in this Item 7.01, including Exhibit 99.1 attached hereto, is furnished solely pursuant to Item 7.01 of this Form 8-K. Consequently, it is not deemed filed for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Exchange Act or Securities Act of 1933, as amended, if such subsequent filing specifically references this Form 8-K.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description of Exhibit
10.1*	Stock Repurchase & Lock-Up Agreement, dated as of June 8, 2016, by and among Hemisphere Media Group, Inc., a Delaware corporation, and Luxor Capital Group, LP, a Delaware limited partnership.

99.1*	Press Release issued by the Company on June 8, 2016.

* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HEMISPHERE MEDIA GROUP, INC.

Date: June 8, 2016	By:	/s/ Alex J. Tolston
Name: Alex J. Tolston
Title: General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
10.1*	Stock Repurchase & Lock-Up Agreement, dated as of June 8, 2016, by and among Hemisphere Media Group, Inc., a Delaware corporation, and Luxor Capital Group, LP, a Delaware limited partnership.

99.1*	Press Release issued by the Company on June 8, 2016.

* Filed herewith.